                                                                                                EXHIBIT 25.5

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

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                                                     FORM T-1
                                     STATEMENT OF ELIGIBILITY UNDER THE TRUST
                                      INDENTURE ACT OF 1939 OF A CORPORATION
                                           DESIGNATED TO ACT AS TRUSTEE

                                       CHECK IF AN APPLICATION TO DETERMINE
                                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                                 SECTION 305(b)(2)

                                                JPMORGAN CHASE BANK
                                (Exact name of trustee as specified in its charter)

                          New York                                           13-4994650
                          (Jurisdiction of incorporation                     (I.R.S. Employer
                          or organization if not a U.S.                      Identification No.)
                          national bank)

                          270 Park Avenue                                    10017
                          New York, New York                                 (Zip Code)
                          (Address of principal executive offices)

                                                William H. McDavid
                                                  General Counsel
                                                JPMorgan Chase Bank
                                                  270 Park Avenue
                                             New York, New York 10017
                                                Tel: (212) 270-2611
                             (Name, address and telephone number of agent for service)

                                                   SCE Trust II
                                (Exact name of obligor as specified in its charter)

                          Delaware                                           95-7104036
                          (State or other jurisdiction                       (I.R.S. Employer
                          of incorporation or organization)                  Identification No.)

                          2244 Walnut Grove Avenue                           91770
                          Rosemead, California                               (Zip Code)
                          (Address of principal executive offices)

                                               Preferred Securities

                                          (Title of Indenture Securities)

                                                      General
Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a)  Name and address of each examining or supervisory
         authority to which it is subject.

                 State of New York Banking Department, State House, Albany, NY 12110.

                 Federal Deposit Insurance Corporation, Washington, D.C., 20429

                 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York,
                 New York.

                 Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

         (b) Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe
                 each such affiliation.

                          None

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the  Restated  Organization  Certificate  of the  Trustee  dated  March  25,  1997  and the
Certificate of Amendment  dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection  with  Registration
Statement No. 333-76894, which is incorporated by reference.)

           2. A copy of the  Certificate  of Authority of the Trustee to Commence  Business  (see Exhibit 2 to Form
T-1 filed in  connection  with  Registration  Statement No.  33-50010,  which is  incorporated  by  reference).  On
November 11, 2001, in connection  with the merger of The Chase  Manhattan Bank and Morgan Guaranty Trust Company of
New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None,  authorization to exercise  corporate trust powers being contained in the documents  identified above as Exhibits 1 and 2.

           4. A copy of the existing  By-Laws of the Trustee (see  Exhibit 4 to Form T-1 filed in  connection  with
Registration Statement No. 333-76894, which is incorporated by reference.)

           5. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11,
2001, in connection with the merger of  The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York,
the surviving corporation was renamed JPMorgan Chase Bank.

           7. A  copy  of  the  latest  report  of  condition  of the  Trustee,  published  pursuant  to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                                     SIGNATURE

Pursuant to the  requirements  of the Trust  Indenture  Act of 1939,  the Trustee,  JPMorgan  Chase Bank, a banking corporation  and trust company  organized  under the laws of the State of New York,  has duly caused this statement of eligibility to be signed on its behalf by the  undersigned,  thereunto duly  authorized,  all in the City of New
York and State of New York on the 10th day of October, 2003.

                                                                    JPMORGAN CHASE BANK

                                                                    By: /s/ James M. Foley
                                                                        -------------------------
                                                                            James M. Foley
                                                                        Assistant Vice President

                                                  Exhibit 7 to Form T-1

                                                    Bank Call Notice

                                                 RESERVE DISTRICT NO. 2
                                           CONSOLIDATED REPORT OF CONDITION OF

                                                   JPMorgan Chase Bank
                                      of 270 Park Avenue, New York, New York 10017
                                         and Foreign and Domestic Subsidiaries,
                                         a member of the Federal Reserve System,

                                       at the close of business June 30, 2003, in
                             accordance with a call made by the Federal Reserve Bank of this
                             District pursuant to the provisions of the Federal Reserve Act.

                                                                        Dollar Amounts
                     ASSETS                                              in Millions
                     ------                                             --------------

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..............................................................$  22,657
     Interest-bearing balances ......................................................   10,600
Securities:
Held to maturity securities..........................................................      268
Available for sale securities........................................................   76,771
Federal funds sold and securities purchased under
     agreements to resell ............................................................
     Federal funds sold in domestic offices                                              3,844
     Securities purchased under agreements to resell                                    86,290
Loans and lease financing receivables:
     Loans and leases held for sale.....................................                31,108
     Loans and leases, net of unearned income        $166,046
     Less: Allowance for loan and lease losses          3,735
     Loans and leases, net of unearned income and
     allowance ....................................................................... 162,311
Trading Assets ....................................................................... 186,546
Premises and fixed assets (including capitalized leases)..............................   6,142
Other real estate owned ..............................................................     133
Investments in unconsolidated subsidiaries and
     associated companies.............................................................     696
Customers' liability to this bank on acceptances
     outstanding ....................................................................      225
Intangible assets
        Goodwill.....................................................................    2,201
        Other Intangible assets......................................................    3,058
Other assets ........................................................................   68,983
TOTAL ASSETS ........................................................................ $661,833
                                                                                      ========

                                                       LIABILITIES
Deposits
     In domestic offices ............................................................ $189,571
     Noninterest-bearing ..................................... $ 82,747
     Interest-bearing ........................................  106,824
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ........................................................   125,990
     Noninterest-bearing.....................................   $ 6,025
     Interest-bearing .......................................   119,965

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices....................................     4,978
     Securities sold under agreements to repurchase ................................   114,181
Trading liabilities ................................................................   129,299
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)......................................    10,186
Bank's liability on acceptances executed and outstanding............................       225
Subordinated notes and debentures ..................................................     8,202
Other liabilities ..................................................................    41,452
TOTAL LIABILITIES ..................................................................   624,084
Minority Interest in consolidated subsidiaries......................................       104

                                                     EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................................         0
Common stock .......................................................................     1,785
Surplus  (exclude all surplus related to preferred stock)...........................    16,304
Retained earnings...................................................................    18,426
Accumulated other comprehensive income..............................................     1,130
Other equity capital components.....................................................         0
TOTAL EQUITY CAPITAL ...............................................................    37,645
                                                                                      --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                              $661,833
                                                                                      ========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness
of this Report of Condition and declare that it has been
examined by us, and to the best of our knowledge and
belief has been prepared in conformance with the in-
structions issued by the appropriate Federal regulatory
authority and is true and correct.

                                                           WILLIAM B. HARRISON, JR.)
                                                           HANS W. BECHERER        )
                                                           FRANK A. BENNACK, JR.   )